UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

--------------------------

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported):  May 16, 2006 (May 10, 2006)

ZEROS & ONES, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	33-26531-LA	88-0241079
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

7119 Sunset Blvd. #318
Los Angeles, California	90046
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (800) 710-6637
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On May 10, 2006, we entered into a Share Exchange Agreement (the “Share Exchange Agreement”) with RocketStream Holding Corporation, a Nevada corporation (“RHC”), and all of its shareholders (the “Share Exchange”). In connection with the Share Exchange, we acquired all of the outstanding shares of RHC through a voluntary share exchange with each of its shareholders pursuant to an exchange ratio equal to 1 share of RHC common stock in exchange for 1,000 shares of our common stock. In consideration of 100% of the outstanding shares of RHC, we issued 48,235,000 shares of our unregistered common stock to the 52 shareholders of RHC. RHC is the sole shareholder of RocketStream, Inc., a Georgia corporation (“RocketStream”). The number of shares of common stock of the Registrant issued and outstanding prior to the Share Exchange was approximately 43,560,002 shares, and immediately after the Share Exchange was approximately 91,795,002 shares.

The Share Exchange Agreement constitutes a related party transaction. Mark Laisure held 14,000 shares of RHC and Scott Fairbairn held 15,000 shares of RHC. In consideration of the Share Exchange, Mark Laisure received 14,000,000 shares of our common stock and Scott Fairbairn received 15,000,000 shares of our common stock. Mark Laisure is our Chairman of the Board, Chief Executive Officer, Chief Financial Officer, Secretary and a member of our Board of Directors. Scott Fairbairn is our Chief Technology Officer and a member of our Board of Directors. He is also President of RHC and RocketStream.

We relied upon Section 4(2) of the Securities Act for the offer and sale. We believed that Section 4(2) was available because the offer and sale did not involve a public offering and there was not general solicitation or general advertising involved in the offer or sale. We also relied upon Rule 506 of Regulation D as all investors qualified as “accredited investors” under the Securities Act.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The closing of the Share Exchange Agreement took place on May 10, 2006 (the “Closing”). RHC is a holding company for RocketStream. RocketStream is the owner of certain technology assets (“RocketStream Technology”), which include an end-to-end solution for the real-time delivery of synchronized high-fidelity video, audio, and groupware chat, as well as bi-directional voice over IP capabilities, and a high-performance solution for fast file transfer and media delivery over any IP network. The company originally acquired the RocketStream Technology through an agreement with Breakthrough Technologies, Inc. The RocketStream Technology has not yet been commercialized. RocketStream’s Founder, Chief Executive Officer and principal shareholder is Scott Fairbairn, who was instrumental in the creation and development of the RocketStream Technology. Mr. Fairbairn also serves as our Chief Technology Officer and as a member of our Board of Directors.

The acquisition of RHC pursuant to the Share Exchange Agreement constitutes a related party transaction. Mark Laisure held 14,000 shares of RHC and Scott Fairbairn held 15,000 shares of RHC. In consideration of the Share Exchange, Mark Laisure received 14,000,000 shares of our common stock and Scott Fairbairn received 15,000,000 shares of our common stock. Mark Laisure is our Chairman of the Board, Chief Executive Officer, Chief Financial Officer, Secretary and a member of our Board of Directors. Scott Fairbairn is our Chief Technology Officer and a member of our Board of Directors. He is also President of RHC and RocketStream.

The consideration issued to RHC for the Share Exchange consisted solely of shares of our common stock and was intended to qualify as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended, and the regulations promulgated pursuant thereto. The exchange ratio was equal to 1 share of RHC common stock in exchange for 1,000 shares of our common stock. A total of 48,235,000 shares were issued to the shareholders of RHC pursuant to the Share Exchange.

Item 3.02 Unregistered Sales of Equity Securities

As of May 10, 2006, in connection with the Share Exchange Agreement, we agreed to issue 48,235,000 shares of our common stock to the shareholders of RHC in exchange for 100% of the outstanding shares of RHC.

We relied upon Section 4(2) of the Securities Act for the offer and sale. We believed that Section 4(2) was available because the offer and sale did not involve a public offering and there was not general solicitation or general advertising involved in the offer or sale. We also relied upon Rule 506 of Regulation D as all investors qualified as “accredited investors” under the Securities Act.

Item 5.01. Changes in Control of Registrant.

The shareholders of RHC each granted their proxy and power of attorney to Mark Laisure and Scott Fairbairn with respect to the shares received by them pursuant to the Share Exchange Agreement. The proxy and power of attorney terminates on the earlier to occur of April 7, 2007 or the effectiveness of a registration statement covering the shares. Mr. Laisure and Mr. Fairbairn currently beneficially own approximately 29,000,000 shares of our common stock as a result of the Share Exchange, or about 31% of our outstanding shares. Including the shares and their current control voting power pursuant to the proxy and power of attorney, Mr. Laisure and Mr. Fairbairn currently control approximately 48,235,000 shares of common stock, or approximately 53% of our outstanding shares.

SECURITY OWNERSHIP OF BENEFICIAL OWNERSHIP AND MANAGEMENT

The following table sets forth information as of the date hereof with respect to the beneficial ownership of the outstanding shares our common stock immediately following execution of the Exchange Agreement by (i) our officers and directors; (ii) each person known by us to beneficially own five percent (5%) or more of our outstanding shares; and (iii) our officers and directors as a group.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Owner	Percent of Class
Common Stock	Mark Laisure	14,000,000 CEO, CFO and Director	15%
Common Stock	Scott Fairbairn	15,000,000 CTO and Director	16%
Common Stock	Volker Anhaeusser	0 Director	0%
Common Stock	All officers and directors as a group (3)	29,000,000	31%

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Share Exchange Agreement among Zeros & Ones, Inc., RocketStream Holding Corporation and the shareholders of RocketStream Holding Corporation, dated May 10, 2006.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZEROS & ONES, INC.

Date: May 16, 2006	By:	/s/ Mark M. Laisure
Mark M. Laisure
Chairman of the Board , Chief Executive Officer and Chief Financial Officer (Principal Executive Officer and Principal Financial and Accounting Officer

Exhibit Index

Exhibit No.	Description

10.1	Share Exchange Agreement among Zeros & Ones, Inc., RocketStream Holding Corporation and the shareholders of RocketStream Holding Corporation, dated May 10, 2006.